345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281
The First Iberian Fund, Inc.


                                                                  April 24, 1995



To the Stockholders:

     The Annual Meeting of Stockholders of The First Iberian Fund, Inc. (the "Fund") is to be held at 9:45 a.m., eastern time, on Wednesday, July 12, 1995, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

     At the Annual Meeting the stockholders will elect two Directors, consider the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants and consider the approval of the continuance of the Investment Management Agreement between the Fund and its investment manager, Scudder, Stevens & Clark, Inc. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                            /s/Juris Padegs
Nicholas Bratt                               Juris Padegs
President                                    Chairman of the Board


STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                          THE FIRST IBERIAN FUND, INC.
                    Notice of Annual Meeting of Stockholders


To the Stockholders of
The First Iberian Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The First Iberian Fund, Inc. (the "Fund"), has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 12, 1995, at 9:45 a.m., eastern time, for the following purposes:

              (1) To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

              (2) To ratify or reject the action taken by the Board of Directors in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending September 30, 1995.

              (3) To approve or disapprove the continuance of the Investment Management Agreement between the Fund and Scudder, Stevens & Clark, Inc.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on April 17, 1995 are entitled to vote at the meeting and any adjournments thereof.


                                        By order of the Board of Directors,
                                        Thomas F. McDonough, Secretary
April 24, 1995





IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                 PROXY STATEMENT
                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The First Iberian Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 12, 1995, at 9:45 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about April 24, 1995, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker "non-votes" are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2), which require the approval of a majority of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposal (3), which requires the approval of a specified percentage of the outstanding shares of the Fund or of such shares present at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on April 17, 1995 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 6,511,154 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended September 30, 1994, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the two nominees listed below as Directors of the Fund (Class of 1998) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the two nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


Class of 1998

Nominees to serve until 1998 Annual Meeting of Stockholders:

                                                                                   Shares
                          Present Office with the Fund, if any;                 Beneficially
                                 Principal Occupation or         Year First       Owned on        Percent
                               Employment and Directorships       Became a      February 28,         of
          Name (Age)            in Publicly Held Companies        Director        1995 (1)         Class
          ----------            --------------------------        --------        --------         -----
 Daniel Pierce (61)*+     Chairman  of the  Board  and  Managing    1992           2,069         less than
                          Director of Scudder,  Stevens & Clark,                                 1/4 of 1%
                          Inc.;   Director,    Fiduciary   Trust
                          Company  (bank and trust  company) and
                          Fiduciary Company  Incorporated  (bank
                          and trust company).  Mr. Pierce serves
                          on  the  boards  of an  additional  47
                          funds managed by Scudder.


 Richard M. Hunt (68)     University    Marshal    and    Senior    1994           1,300         less than
                          Lecturer,  Harvard  University;   Vice                                 1/4 of 1%
                          Chairman,    American    Council    on
                          Germany;   Director,  Council  on  the
                          United   States   and   Italy;    Life
                          Trustee,   American   Field   Service;
                          Partner,   Elmhurst  Investment  Trust
                          (family investment firm).


                                       2

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Classes of 1996 and 1997 do not expire this year. The following table sets forth certain information regarding the Directors in such classes.

Class of 1996

Directors serving until 1996 Annual Meeting of Stockholders:

                                                                                   Shares
                          Present Office with the Fund, if any;                 Beneficially
                                 Principal Occupation or         Year First       Owned on        Percent
                               Employment and Directorships       Became a      February 28,         of
          Name (Age)            in Publicly Held Companies        Director        1995 (1)         Class
          ----------            --------------------------        --------        --------         -----
 Nicholas Bratt (46)*       President;  Managing Director of        1992           1,400         less than
                            Scudder,  Stevens & Clark,  Inc.                                     1/4 of 1%
                            Mr.  Bratt  serves on the boards
                            of  an   additional   13   funds
                            managed by Scudder.

 Rogerio C.S. Martins (66)  Author;  Columnist;  Chairman of        1987            --              --
                            the   Board,    Atlas-Copco   de
                            Portugal L.D.A.  (air compressor
                            equipment);   Director,  Lusotur
                            Sociedade  Financeira  de Turism
                            (tourism);    Director,   Credit
                            Lyonnais   Portugal;   Director,
                            Ramalho        Rosa       L.D.A.
                            (construction).

 Jose Pedro Perez           Attorney,  Garcia  Anoveros  and        1992            --              --
   Llorca (54)              Perez-Llorca;    Director,   ATT
                            Spain and Foster Wheeler Iberia;
                            Consultant, 3M Espana.


                                       3

Class of 1997

Directors serving until 1997 Annual Meeting of Stockholders:

                                                                                   Shares
                          Present Office with the Fund, if any;                 Beneficially
                                 Principal Occupation or         Year First       Owned on        Percent
                               Employment and Directorships       Became a      February 28,         of
          Name (Age)            in Publicly Held Companies        Director        1995 (1)         Class
          ----------            --------------------------        --------        --------         -----

 Wilson Nolen (68)          Consultant; Director, Ecohealth,        1992           10,000        less than
                            Inc. (biotechnology company).                                        1/4 of 1%


 Juris Padegs (63)*+        Chairman of the Board;  Managing        1992            1,000        less than
                            Director of  Scudder,  Stevens &                                     1/4 of 1%
                            Clark, Inc. Mr. Padegs serves on
                            the boards of an  additional  27
                            funds managed by Scudder.




 All Directors and Officers as a group                                             15,679        less than
                                                                                                 1/4 of 1%
- - ---------------------------

*    Directors considered by the Fund and its counsel to be "interested persons"
     (which as used in this proxy  statement  is as  defined  in the  Investment
     Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, Scudder, Stevens & Clark, Inc. Messrs. Bratt, Padegs and Pierce are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder, Stevens & Clark, Inc., or because they are Officers of the Fund or both.

+ Messrs. Padegs and Pierce are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

     The Directors and Officers of the Fund may also serve in similar capacities for other funds managed by Scudder.

     Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's officers, directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the
"SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended September 30, 1994, all filing requirements applicable to its Reporting Persons were complied with, except that a Form 4 on behalf of Richard Hunt and a Form 3 on behalf of Kathryn L. Quirk, Margaret Hadzima and Richard Holt were filed late.

     As of April 17, 1995, the only holder of record of more than 5% of the outstanding shares of the Fund was Cede & Co. WT Fast, c/o The Depository Trust Co., 55 Water Street, New York, New York 10014, which held, solely of record on behalf of other persons 6,287,259 shares of the Fund, which represented approximately 96.6% of the shares of the Fund then outstanding.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met five times during the fiscal year ended September 30, 1994. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Bratt who attended 50% of the meetings of the Board of Directors and related committees on which he serves.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund or of Scudder ("Noninterested Directors") as defined in the 1940 Act, which met once during the Fund's last fiscal year. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Nominating Committee

     The Board has a Special Nominating Committee consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met once during the fiscal year ended September 30, 1994 to consider and nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Bratt and Padegs, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:

                                     Present Office with the Fund;                     Year First Became
           Name (Age)             Principal Occupation or Employment (1)                 an Officer (2)
           ----------             --------------------------------------                 --------------
 Paul J. Elmlinger (36)           Vice President and Assistant Secretary; Principal           1992
                                  of Scudder, Stevens & Clark, Inc.
 Carol L. Franklin (42)           Vice President; Managing Director of                        1992
                                  Scudder, Stevens & Clark, Inc.
 Joan R. Gregory (49)             Vice President; Vice President of                           1993
                                  Scudder, Stevens & Clark, Inc.
 Jerard K. Hartman (62)           Vice President; Managing Director of                        1992
                                  Scudder, Stevens & Clark, Inc.
 Pamela A. McGrath (41)           Vice President and Assistant Treasurer;                     1992
                                  Principal of Scudder, Stevens & Clark, Inc.
 Kathryn L. Quirk (42)            Vice President and Assistant Secretary; Managing            1992
                                  Director of Scudder, Stevens & Clark, Inc.
 Edward J. O'Connell (50)         Treasurer; Principal of                                     1992
                                  Scudder, Stevens & Clark, Inc.
 Thomas F. McDonough (48)         Secretary; Principal of                                     1992
                                  Scudder, Stevens & Clark, Inc.
 Coleen Downs Dinneen (34)        Assistant Secretary; Vice President of                      1993
                                  Scudder, Stevens & Clark, Inc.

 (1) Unless otherwise stated, all the Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

 (2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office at the pleasure of the Directors.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $110,886, including expenses, for the fiscal year ended September 30, 1994. Each such unaffiliated Director received fees, paid by the Fund, of $1,000 per Director's meeting attended and an annual Director's fee of $7,500. Effective April 1, 1995, the Fund pays each such unaffiliated Director $750 per Director's meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than the Audit Committee meetings, for which such Director receives a fee of $750.)
Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives an investment advisory fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 9), although the Fund makes no direct payments to them.

     The Fund's Noninterested Directors may serve on the boards of other funds managed by Scudder for which services they will be similarly compensated, as appropriate. For the year ended December 31, 1994, Mr. Hunt received an aggregate of $19,051, comprised of $6,801 for serving on the Board of the Fund, and $12,250 for serving on the board of an additional fund managed by Scudder; Mr. Nolen received an aggregate of $132,023, comprised of $12,500 for serving on the Board of the Fund, and $119,523 for serving on the boards of an additional 14 funds managed by Scudder; and Messrs. Llorca and Martin, who serve on no additional boards of funds managed by Scudder, each received $12,500 for serving on the Board of the Fund.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

    (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held January 12, 1995, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending September 30, 1995. Price Waterhouse LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.

     The Fund's financial statements for the fiscal year ended September 30, 1994 were audited by Price Waterhouse LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's semiannual and annual reports and its filings with the SEC.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Price Waterhouse LLP as independent accountants.

              (3) APPROVAL OR DISAPPROVAL OF THE CONTINUANCE OF THE
                         INVESTMENT MANAGEMENT AGREEMENT

     Scudder, 345 Park Avenue, New York, New York, acts as investment manager for the Fund pursuant to an Investment Management Agreement dated April 1, 1992 (the "Management Agreement"). The continuance of the Management Agreement was last approved by a vote of stockholders on May 12, 1994. At a meeting held on January 12, 1995, the Directors, including a majority of the Noninterested Directors, approved the continuance of the Management Agreement and recommended that stockholders also approve the continuance of the Management Agreement. The Management Agreement continues in effect by its terms from year to year only so long as its continuance is specifically approved at least annually by the vote of a majority of the Noninterested Directors cast in person at a meeting called for the purpose of voting on such approval, and either by the vote of a majority of all the Directors or a majority of the Fund's outstanding voting securities, as defined below. The Management Agreement may be terminated on 60 days' written notice, without penalty, by the Directors, by the vote of the holders of a majority of the Fund's outstanding voting securities, or by Scudder, and automatically terminates in the event of its assignment.

     Under  the  Management   Agreement,   Scudder  regularly  makes  investment
decisions, makes available research and statistical data and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and the direction and control of the Fund's Board of Directors. Scudder maintains or causes to be maintained for the Fund all books and records required to be maintained under the 1940 Act, to the extent such books, records and reports and other information are not maintained or furnished by the Fund's custodian or other agents. Scudder also supplies office space in New York and furnishes clerical services in the United States related to research, statistical and investment work. In addition, Scudder pays the reasonable salaries and expenses of the Fund's Officers, and any fees and expenses of the Fund's Directors, who are Directors, Officers or employees of Scudder, except that the Fund bears travel expenses or an appropriate portion thereof of Directors and Officers of the Fund who are Directors, Officers or employees of Scudder to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committees thereof. In approving the continuance of the Management Agreement, and recommending its approval by stockholders, the Directors of the Fund, including the Noninterested Directors, considering the best interests of stockholders of the Fund, took into account all such factors as they deemed relevant.

     Such factors included the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder maintaining and enhancing its ability to continue to retain and attract capable personnel to serve the Fund; the investment record of Scudder in managing the Fund; the experience of Scudder in the field of international investing; possible economies of scale; Scudder's profitability from advising the Fund; comparative data as to investment performance, advisory fees and other fees, including administrative fees and expense ratios, particularly fees and expense ratios of funds with foreign investments, including single country and regional funds, advised by Scudder and other investment managers; the risks assumed by Scudder from serving as investment manager to the Fund; the advantages and possible disadvantages to the Fund of having an investment manager which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as investment manager to the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Fund.

     In reviewing the terms of the Management Agreement and in discussions with Scudder concerning such Management Agreement, the Noninterested Directors received legal advice and were represented at the Fund's expense by independent counsel, Ropes & Gray. Counsel for the Fund is Dechert Price & Rhoads.

     For its services, Scudder receives a monthly fee at an annual rate of 1% of the Fund's average weekly net assets. This fee is higher than advisory fees paid by most other investment companies, primarily because of the additional time and expenses required of Scudder in pursuing the Fund's objective of investing in Iberian securities. For the fiscal year ended September 30, 1994, the aggregate fee incurred by the Fund for the services of Scudder was $587,115.

     The Management Agreement provides that Scudder shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder in the performance of its duties or from reckless disregard by Scudder of its obligations and duties under the Management Agreement.

Required Vote

     Approval of the continuance of the Management Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities, which, as used in this proposal, means (1) the holders of more than 50% of the outstanding shares of the Fund, or (2) the holders of 67% or more of the shares present, if more than 50% of the shares are present at the Meeting in person or by proxy, whichever is less. Because approval of the Management Agreement by the Directors, including the Noninterested Directors, has been obtained, it is not required that the continuance of the Management Agreement be submitted to stockholders. Accordingly, if an affirmative vote of stockholders is not obtained, the Management Agreement will not terminate and will continue in effect for the time being pending consideration by the Directors of such further action as they may deem to be in the best interests of the stockholders of the Fund. Your Fund's Directors recommend that stockholders vote to approve the continuance of the Management Agreement.

Investment Manager

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, Linda C. Coughlin#, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, Douglas M. Loudon#, John T. Packard+, Juris Padegs# and Cornelia M. Small# are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.
- - ---------------------------
*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
+  101 California Street, San Francisco, California
@  Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce, and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder, and the
Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock; all Principals own nonvoting stock.

     Messrs. Bratt, Padegs and Pierce who are Officers and/or Directors of the Fund, are Managing Directors of Scudder. In addition, the following directors or officers of Scudder are Officers of the Fund in the following capacities: Jerard
K. Hartman, Carol L. Franklin and Joan R. Gregory, Vice Presidents; Paul J. Elmlinger and Kathryn L. Quirk, Vice Presidents and Assistant Secretaries; Pamela A. McGrath, Vice President and Assistant Treasurer; Edward J. O'Connell, Treasurer; Thomas F. McDonough, Secretary; and Coleen Downs Dinneen, Assistant Secretary. Mr. Hartman, Ms. Franklin and Ms. Quirk are Managing Directors of

Scudder; Messrs. Elmlinger, McDonough and O'Connell and Ms. McGrath are Principals of Scudder; and Ms. Dinneen and Ms. Gregory are Vice Presidents of Scudder.

     Scudder or an affiliate manages in excess of $90 billion in assets for individuals, mutual funds and other organizations. The following are open- or closed-end mutual funds with investment objectives similar to the Fund, for whom Scudder provides investment management:

                                           Total Net Assets
                                                 as of                   Management Compensation
                                            March 31, 1995           on an Annual Basis Based on the
                 Name                        (000 omitted)          Value of Average Daily Net Assets
                 ----                        -------------          ---------------------------------
 Scudder Greater Europe Growth Fund+       $     25,300       1.00%.

 Scudder International Fund                $  2,189,900       0.90  of  1%;  0.85  of 1% on  net  assets  in
                                                              excess  of  $500  million;  0.80  of 1% on net
                                                              assets in excess of $1 billion;  0.75 of 1% on
                                                              net assets in excess of $2 billion.

 Scudder Latin America Fund                $    478,700       1.25%.

 Scudder Pacific Opportunities Fund        $    404,100       1.10%.

 The Japan Fund, Inc.                      $    487,200       0.85  of 1%  of  the  first  $100  million  of
                                                              average  daily  net  assets;  0.75  of  1%  on
                                                              assets  in excess  of $100  million  up to and
                                                              including  $300 million;  0.70 of 1% on assets
                                                              in excess of $300 million up to and  including
                                                              $600  million;  0.65 of 1% on assets in excess
                                                              of  $600  million.   Scudder  pays  The  Nikko
                                                              International  Capital  Management  Co.,  Ltd.
                                                              for investment and research services:  0.15 of
                                                              1% up to $700  million  of  average  daily net
                                                              assets;  0.14 of 1% on  assets  in  excess  of
                                                              $700 million,  payable  monthly  during fiscal
                                                              year  1994;  0.10 of 1% on  average  daily net
                                                              assets, payable during fiscal year 1995.


                                         Total Net Assets
                                               as of                    Management Compensation
                                          March 31, 1995            on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Weekly Net Assets
                 ----                      -------------            ----------------------------------

 The Argentina Fund, Inc.*                 $     94,200       1.30%;   Scudder  pays  Sociedad   General  de
                                                              Negocios y Valores  S.A.  for  investment  and
                                                              research services 0.36 of 1%.


                                       10

                                         Total Net Assets
                                               as of                    Management Compensation
                                          March 31, 1995            on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Weekly Net Assets
                 ----                      -------------            ----------------------------------

 The Brazil Fund, Inc.*++                  $    279,900       1.30%;  1.25% on net  assets in excess of $150
                                                              million;  and 1.20% on net assets in excess of
                                                              $300  million.  Scudder  pays Banco Icatu S.A.
                                                              for investment  and research  services 0.25 of
                                                              1%;  0.15 of 1% on net  assets  in  excess  of
                                                              $150 million;  and 0.05 of 1% on net assets in
                                                              excess of $300 million.
 Scudder New Asia Fund, Inc.*              $    133,200       1.25%;  1.15% on net  assets  in excess of $75
                                                              million;  1.10% on net  assets  in  excess  of
                                                              $200 million.
 Scudder New Europe Fund, Inc.*            $    180,500       1.25%;  1.15% on net  assets  in excess of $75
                                                              million;  1.10% on net  assets  in  excess  of
                                                              $200 million.


                                         Total Net Assets
                                               as of                    Management Compensation
                                          March 31, 1995            on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Monthly Net Assets
                 ----                      -------------            -----------------------------------

 The Korea Fund, Inc.*                     $    610,800       1.15%;  1.10% on net  assets  in excess of $50
                                                              million;  1% on net  assets  in excess of $100
                                                              million;  0.95 of 1% on net  assets  in excess
                                                              of $350  million;  0.90 of 1% on net assets in
                                                              excess of $750  million.  Scudder  pays Daewoo
                                                              Capital  Management  Co., Ltd. for  investment
                                                              and research  services  0.2875 of 1%; 0.275 of
                                                              1% on net  assets in  excess  of $50  million;
                                                              0.25 of 1% on net  assets  in  excess  of $100
                                                              million;  0.2375 of 1% on net assets in excess
                                                              of $350  million;  0.2250 of 1% on net  assets
                                                              in excess of $750 million.

+ Scudder has agreed to maintain the annualized expenses of the fund at not more than 1.50% of average daily net assets until February 29, 1996.

*    These funds are not subject to state imposed expense limitations.

++ Banco Icatu S.A. has agreed to waive 50% of the fee it receives from Scudder. As a result of the waiver, Scudder will waive a portion of its investment management fee from the fund equal to the amount of the fee waived by Banco Icatu S.A.

     Directors, officers and employees of Scudder from time to time may have transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions that have occurred were not influenced by existing or potential custodial or other Fund relationships.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a wholly-owned subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

The Administrator

     In addition to acting as investment manager to the Fund, Scudder acts as administrator of the Fund pursuant to an administration agreement dated May 1, 1992 (the "Administration Agreement").

     Pursuant to the Administration Agreement, Scudder administers the Fund's corporate affairs, subject to the supervision of the Fund's Board of Directors and, in connection therewith, will, among other things, provide facilities for meetings of the Board of Directors and stockholders of the Fund, determine the Fund's net asset value, maintain the books and records of the Fund, prepare the Fund's federal, state and local income tax returns, prepare the financial information for the Fund's proxy statements and annual reports to stockholders and prepare the Fund's periodic financial reports to the SEC. Scudder has authorized any of its Directors, Officers and employees who have been elected as Directors or Officers of the Fund to serve in such capacities. All services furnished by Scudder under the Administration Agreement may be furnished by such Directors, Officers or employees of Scudder. In connection with its administration of the corporate affairs of the Fund, Scudder will pay the salaries and expenses of all personnel of Scudder, including such personnel who serve as Officers or Directors of the Fund.

     The Fund pays Scudder for the services performed and the facilities furnished a fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the fiscal year ended September 30, 1994, the aggregate fee incurred by the Fund for the administrative services of Scudder was $117,423. The Fund is not subject to any state expense limitations.

     The Administration Agreement provides that Scudder will not be liable to the Fund for any error of judgment by Scudder or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Administration Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon not less than 60 days' prior written notice.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586 to assist in the proxy solicitation. The cost of their services is estimated at $4,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by July 12, 1995, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1996 meeting of Stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc. at 345 Park Avenue, New York, New York 10154 not later than December 27, 1995.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154
April 24, 1995

      PROXY                                          THE FIRST IBERIAN FUND, INC.                                      PROXY
                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                            Annual Meeting of Stockholders--July 12, 1995

     The undersigned hereby appoints Juris Padegs, Daniel Pierce and Wilson Nolen, each with the power of substitution, as proxies for the undersigned,  to vote all shares of The First Iberian Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder,  Stevens & Clark,  Inc., 25th Floor, 345 Park
Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 12, 1995 at 9:45 a.m., eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each numbered item listed below.

1.   The election of Directors;

     FOR all nominees listed below                             WITHHOLD AUTHORITY
     (except as marked to the contrary below) []               to vote for all nominees listed below  []

     Nominees: Class of 1998: Daniel Pierce and Richard M. Hunt

     (INSTRUCTION To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          -----------------------------------------------------------------------

2.   Ratification of the selection of Price Waterhouse LLP as independent accountants;         FOR []  AGAINST []  ABSTAIN []

3.   Approval of the continuance of the Investment Management Agreement between                FOR []  AGAINST []  ABSTAIN []
     the Fund and Scudder, Stevens & Clark, Inc.;

     The Proxies are authorized to vote upon such business as may properly come before the Meeting.


                                                            Please sign exactly as your name or names appear. When
                                                            signing as attorney, executor, administrator, trustee or
                                                            guardian, please give your full title as such.


                                                            __________________________________________________________
                                                                            (Signature of Stockholders)


                                                            __________________________________________________________
                                                                        (Signature of joint owner, if any)


                                                            Date _______________________________________________, 1995

                              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE